Exhibit 99.1

Media Release

OTTAWA, May 2, 2018

Mitel Reports First Quarter Results

Mitel® (Nasdaq:MITL) (TSX:MNW), a global leader in business communications, today announced financial results for the first quarter ended March 31, 2018.

Financial Highlights from Continuing Operations

in millions (except per share data)	Q1 2018	Q1 2017 – As Reported		Q1 2017 – Pro Forma[1]
		Historical Currency	Constant Currency [2]	Historical Currency	Constant Currency [2]
GAAP Revenues	$313.8	$223.1	$237.7	$310.2	$324.8
Non-GAAP Revenues[3]	$315.3	$223.1	$237.7	$310.8	$325.4
GAAP Net Income (Loss)	($21.0)	($19.7)	($16.0)	($45.3)	($41.6)
Non-GAAP Net Income[4]	$18.5	$10.9	$14.6	$7.4	$11.1
GAAP EPS – basic	($0.17)	($0.16)	($0.13)	($0.37)	($0.34)
Non-GAAP EPS[5]	$0.15	$0.09	$0.12	N/A	N/A
Adjusted EBITDA[6]	$40.7	$21.0	$24.7	$25.3	$29.0

1	– 2017 pro forma results assume Mitel and ShoreTel had combined on January 1, 2017. The pro forma results are not necessarily indicative of results that actually would have occurred had the combination occurred on such date.
2	– Constant currency is a non-GAAP measure that adjusts Q1-2017 results by using the same foreign currency exchange rates as in Q1-2018. See “Non-GAAP Financial Measurements” below.
3	– Non-GAAP revenues is a non-GAAP measure that excludes the effect of purchase price accounting adjustments. For a reconciliation of non-GAAP revenues to GAAP revenues, please refer to the segmented information in this release. See “Non-GAAP Financial Measurements” below.
4	– Non-GAAP Net Income is a non-GAAP measure defined as Net Income (Loss), adjusted for items as noted in the table included in this press release under “Reconciliation of Net Income (Loss) to Non-GAAP Net Income (Loss)”. See “Non-GAAP Financial Measurements” below.
5	– Non-GAAP EPS (earnings per share), or Non-GAAP net income per common share, is a non-GAAP measure defined as Non-GAAP Net Income divided by weighted average number of common shares outstanding, fully diluted. See the table included in this press release under “Reconciliation of Net Income (Loss) to Non-GAAP Net Income (Loss).” See “Non-GAAP Financial Measurements” below.
6	– Adjusted EBITDA is a non-GAAP measure defined as Net Income (Loss), adjusted for items as noted in the table included in this press release under “Reconciliation of Net Income (Loss) to Adjusted EBITDA”. See “Non-GAAP Financial Measurements” below.

The Company reported that On-Site Products and Services revenues were down 8% in constant currency during the March 2018 quarter and are contracting faster than previously expected. Pro forma overall revenues in constant currency declined 3% versus the prior year quarter.

The Company reported Cloud Recurring revenues that were largely in-line with management’s expectations, but noted that Cloud Recurring bookings declined compared to the prior year quarter.

Favorable foreign exchange rates were a significant contributor to Q1 revenue and earnings, but were partially offset by accelerating market decline for On-Site Products and Services combined with slower than expected integration progress in the Company’s combined UCaaS business.

Media Release

Business Highlights

•	Recurring clouds seats grew by 33,110 seats during the quarter and now total 1,159,509.

•	A large UK-based manufacturing company transitions to MiCloud Flex from a competitor in a UCaaS deal with a total contract value of $1.3 million.

•	A leading US-based technology company converted an existing Mitel installed contact center to MiCloud Contact Center Engage in a deal with a total contract value of $4.8 million.

•	Notable On-Site wins from customers operating in the government vertical included a $2.1 million deal to upgrade a US-based customer to MiVoice MX-ONE and a $1.1 million deal in the UK for a customer upgrading to MiVoice Business Phase 2.

•	Mitel announced its new Go-To-Market strategy and Global Partner Program, including the greater use of its two-tier distribution partnership.

•	The previously announced sale of DeTeWe closed on April 30, 2018.

Conference Call Information

Subsequent to the announcement issued on April 24, 2018 that Mitel has entered into a definitive arrangement agreement to be acquired by affiliates of Searchlight Capital Partners, the company will not hold the previously scheduled conference call to discuss its financial results for the first quarter ended March 31, 2018. Questions about the results reported in this release can be directed into the company’s investor relations department. Contact information is provided at the end of this release.

Non-GAAP Financial Measurements

This press release includes references to non-GAAP financial measures including non-GAAP revenue, Adjusted EBITDA, non-GAAP net income, non-GAAP EPS (earnings per share) or non-GAAP net income per common share and Constant Currency. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with U.S. generally accepted accounting principles. Please see the reconciliations of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to this release.

Media Release

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the ability to obtain required regulatory, shareholder and court approvals for the arrangement, the timing of obtaining such approvals and the risk that such approvals may not be obtained in a timely manner or at all, and the risk that such approvals may be obtained on conditions that are not anticipated; the risk that the conditions to the arrangement are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the ability to achieve the expected benefits of the transaction; the inherent uncertainty associated with financial or other projections; the integration of Mitel and ShoreTel and the ability to recognize the anticipated benefits from the acquisition of ShoreTel; the anticipated size of the markets and continued demand for Mitel’s products and services; the impact of competitive products and pricing and disruption to the combined business that could result from the acquisition of ShoreTel; access to available financing on a timely basis and on reasonable terms; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies, including the acquisition of ShoreTel. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC and Canadian securities regulatory authorities on February 28, 2018 and in Mitel’s Quarterly Report on Form 10-Q for the quarter ended March 31,2018 to be filed with the SEC and Canadian securities regulatory authorities. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

About Mitel

A global market leader in business communications powering more than two billion business connections, Mitel (Nasdaq:MITL) (TSX:MNW) helps businesses and service providers connect, collaborate and provide innovative services to their customers. Our innovation and communications experts serve more than 70 million business users in more than 100 countries. For more information, go to www.mitel.com and follow us on Twitter @Mitel.

Mitel is the registered trademark of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

MITL-F

Contact Information

Media and Industry Analysts

Amy MacLeod

613-691-3317

amy.macleod@mitel.com

Investors

Michael McCarthy

469-574-8134

michael.mccarthy@mitel.com

	CY17 Q1	CY17 Q2	CY17 Q3	CY17 Q4	CY18 Q1
Total Cloud Seats	3,263,255	3,439,959	3,877,805	4,195,510	4,312,483
Recurring Cloud Seats	588,460	665,616	1,025,106	1,126,399	1,159,509

MITEL NETWORKS CORPORATION

SUMMARY CONSOLIDATED BALANCE SHEETS

(in millions of US dollars)

(unaudited)

	March 31, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$43.1	$40.9
Accounts receivable	201.0	219.2
Sales-type lease receivables	2.6	3.4
Inventories	74.3	79.6
Other current assets	89.0	74.8
Assets of component held for sale, current	25.3	33.3

	435.3	451.2
Non-current portion of sales-type lease receivables	2.9	4.0
Deferred tax asset	120.8	124.4
Property and equipment	51.5	52.7
Identifiable intangible assets	393.8	420.8
Goodwill	528.9	528.9
Other non-current assets	42.1	35.8
Assets of component held for sale, non-current	13.1	12.7

	$1,588.4	$1,630.5

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$238.4	$245.8
Current portion of deferred revenue	145.2	160.6
Current portion of long-term debt	17.6	17.1
Liabilities of component held for sale, current	11.2	15.2

	412.4	438.7
Long-term debt	585.2	612.0
Long-term portion of deferred revenue	57.3	64.1
Deferred tax liability	16.4	13.9
Pension liability	113.7	111.1
Other non-current liabilities	35.4	36.0
Liabilities of component held for sale, non-current	9.5	9.0

	1,229.9	1,284.8
Shareholders’ equity	358.5	345.7

	$1,588.4	$1,630.5

MITEL NETWORKS CORPORATION

SUMMARY STATEMENT OF OPERATIONS INFORMATION

(in millions of US dollars)

(unaudited)

	Quarter Ended March 31, 2018 (US GAAP, except as indicated otherwise)	Quarter Ended March 31, 2017 (US GAAP, except as indicated otherwise)	Quarter Ended March 31, 2017 (Proforma)
Revenues	$313.8	$223.1	$310.2
Cost of revenues	133.7	106.2	133.3

Gross Margin	180.1	116.9	176.9

Expenses:
Selling, general and administrative	115.9	80.4	123.9
Research and development	36.6	22.8	41.3
Restructuring, integration and acquisition-related costs	8.0	10.8	10.4
Amortization of acquisition-related intangible assets	27.3	8.6	27.2

	187.8	122.6	202.8

Operating loss	(7.7)	(5.7)	(25.9)
Interest expense	(9.6)	(3.2)	(8.5)
Debt retirement and other debt costs	—	(18.0)	(18.0)
Other income (expense)	0.5	(0.2)	(0.2)

Loss from continuing operations, before income taxes	(16.8)	(27.1)	(52.6)
Current income tax recovery (expense)	(5.0)	(1.1)	(1.2)
Deferred income tax recovery (expense)	0.8	8.5	8.5

Net loss from continuing operations	(21.0)	(19.7)	(45.3)
Net loss from discontinued operations	—	(1.4)	(1.4)

Net loss	$(21.0)	$(21.1)	$(46.7)

Non-GAAP measures:
Adjusted EBITDA from continuing operations	$40.7	$21.0	$25.3
Adjusted EBITDA from discontinued operations	$—	$(12.2)	$(12.2)
Adjusted EBITDA	$40.7	$8.8	$13.1

Non-GAAP net income from continuing operations	$18.5	$10.9	$7.4
Non-GAAP net loss from discontinued operations	$—	$(12.7)	$(12.7)
Non-GAAP net income (loss)	$18.5	$(1.8)	$(5.3)

MITEL NETWORKS CORPORATION

Cash flow information

(in millions of US dollars)

(unaudited)

	Quarter Ended March 31, 2018	Quarter Ended March 31, 2017
Cash provided by (used in):
Net cash provided by (used in) operating activities	$29.7	$10.7
Net cash provided by (used in) investing activities	(3.4)	316.0
Net cash provided by (used in) financing activities	(25.8)	(372.4)
Effect of exchange rate changes on cash balances	1.3	1.4

Net increase (decrease) in cash, cash equivalents and restricted cash	1.8	(44.3)

Cash, cash equivalents and restricted cash, beginning of period	44.9	101.7

Cash, cash equivalents and restricted cash, end of period	$46.7	$57.4

MITEL NETWORKS CORPORATION

Revenue and Gross Margin

(in millions of US dollars)

(unaudited)

	Quarter Ended March 31, 2018	Quarter Ended March 31, 2017 (As Reported)	Quarter Ended March 31, 2017 (Proforma)
Revenues
On-Site – Product	$156.7	$132.7	$163.2
On-Site – Services	90.5	68.2	89.9

Total On-Site revenues	247.2	200.9	253.1
Cloud – Recurring	68.1	22.2	57.7
Purchase accounting adjustments	(1.5)	—	(0.6)

Total revenues	$313.8	$223.1	$310.2

Gross margin
On-Site – Product	$90.7	$73.2	$93.8
On-Site – Services	46.1	30.8	45.8

Total On-Site gross margin	136.8	104.0	139.6
Cloud – Recurring	44.8	12.9	37.9
Purchase accounting adjustments	(1.5)	—	(0.6)

Total gross margin	$180.1	$116.9	$176.9

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars) (unaudited)

	Quarter Ended March 31, 2018	Quarter Ended March 31, 2017 (As Reported)	Quarter Ended March 31, 2017 (Proforma)
Net loss	$(21.0)	$(21.1)	$(46.7)
Net loss from discontinued operations	—	1.4	1.4

Net loss from continuing operations	(21.0)	(19.7)	(45.3)
Adjustments:
Interest expense	9.6	3.2	8.5
Income tax expense (recovery)	4.2	(7.4)	(7.3)
Amortization and depreciation	34.4	12.8	34.8
Foreign exchange loss	0.1	—	0.1
Restructuring, integration and acquisition-related costs	8.0	10.8	10.4
Stock-based compensation	4.2	3.3	5.5
Debt retirement and other debt costs	—	18.0	18.0
Purchase accounting adjustments and other	1.2	—	0.6

Adjusted EBITDA from continuing operations	40.7	21.0	25.3
Adjusted EBITDA from discontinued operations(1)	—	(12.2)	(12.2)

Adjusted EBITDA	$40.7	$8.8	$13.1

(1)	The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the three months ended March 31, 2017 consists of interest expense of $3.7 million, income tax recovery of $6.6 million and a gain on disposal of $7.9 million.

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income (Loss)

(in millions of US dollars, except per share amounts)

(unaudited)

	Quarter Ended March 31, 2018	Quarter Ended March 31, 2017 (As Reported)	Quarter Ended March 31, 2017 (Proforma)
Net loss	$(21.0)	$(21.1)	$(46.7)
Net loss from discontinued operations	—	1.4	1.4

Net loss from continuing operations	(21.0)	(19.7)	(45.3)
Income tax expense (recovery)	4.2	(7.4)	(7.3)

Net loss from continuing operations, before income taxes	(16.8)	(27.1)	(52.6)
Adjustments:
Foreign exchange loss	0.1	—	0.1
Restructuring, integration and acquisition-related costs	8.0	10.8	10.4
Stock-based compensation	4.2	3.3	5.5
Amortization of acquisition-related intangible assets	27.3	8.6	27.2
Debt retirement and other debt costs	—	18.0	18.0
Purchase accounting adjustments and other	1.2	—	0.6

Non-GAAP net income from continuing operations, before income taxes	24.0	13.6	9.2
Non-GAAP tax expense(1)	(5.5)	(2.7)	(1.8)

Non-GAAP net income from continuing operations	18.5	10.9	7.4
Non-GAAP net loss from discontinued operations(2)	—	(12.7)	(12.7)

Non-GAAP net income (loss)	$18.5	$(1.8)	$(5.3)

Non-GAAP net income (loss) per share, diluted:
Non-GAAP net income per common share, continuing operations	$0.15	$0.09
Non-GAAP net income (loss) per common share, discontinued operations	$—	$(0.10)
Non-GAAP net income (loss) per common share	$0.15	$(0.01)
Weighted-average number of common shares outstanding, fully diluted (in millions):	124.4	126.1

(1)	Non-GAAP tax expense is based on an effective tax rate of 23% for the quarter ended March 31, 2018 and 20% for the quarter ended March 31, 2017.
(2)	The reconciliation of net loss from discontinued operations to Non-GAAP net income from discontinued operations for the quarter ended March 31, 2017 consists of income tax recovery of $3.4 million and a gain on the sale of the business of $7.9 million.